EXHIBIT 99.1



                          ANNUAL SERVICER'S CERTIFICATE

                             AMERICAN EXPRESS TRAVEL
                         RELATED SERVICES COMPANY, INC.

       ---------------------------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

       ---------------------------------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), by and among TRS, as Servicer, American Express Centurion Bank, a Utah banking institution, and American Express Receivables Financing Corporation II, each as Transferor, and The Bank of New York, as trustee (the "Trustee"), does hereby certify to the best of his knowledge after reasonable investigation that:

     1. TRS is as of the date hereof the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

     2. The undersigned is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee.

     3. A review of the activities of the Servicer during the calendar year ended December 31, 1999 and of its performance under the Agreement was conducted under my supervision.

     4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such calendar year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

     5. The following is a description of each Default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer during the calendar year ended December 31, 1999, which sets in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default, and (iii) the current status of each such default: NONE.

    IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 27th day of March, 2000.

                                   AMERICAN EXPRESS TRAVEL RELATED
                                   SERVICES COMPANY, INC., as Servicer


                                   By: /s/ Lawrence Fazzari
                                      --------------------------------
                                      Name:   Lawrence Fazzari
                                      Title:  Vice President - Business Results

                                                                   EXHIBIT 99.2





REPORT OF INDEPENDENT ACCOUNTANTS


American Express Travel Related Services Company, Inc.
3 World Financial Center
200 Vesey Street
New York, New York 10285

American Express Centurion Bank
6985 Union Park Center, Suite 235
Midvale, UT 84047

American Express Receivables Financing Corporation II
3 World Financial Center
200 Vesey Street
New York, New York 10285

         and

The Bank of New York
101 Barclay Street, Floor 12E
New York, New York 10286

We have audited in accordance with auditing standards generally accepted in the United States the consolidated balance sheet of American Express Travel Related Services Company, Inc. (the "Company") as of December 31, 1999, and the related consolidated statements of income, shareholder's equity, and cash flows for the year then ended, and have issued our report thereon dated February 3, 2000.

In connection with our audit, nothing came to our attention that caused us to believe that the Company failed to comply with the terms, covenants, provisions, or conditions of Articles III and IV and Section 8.08 of the Master Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and supplemented by the Series' 1996-1, 1997-1, 1998-1, Series 1999-1, Series 1999-2, Series 1999-3,
Series 1999-4, Series 1999-5, and Series 1999-6 Supplements (together the "Agreement"), among the Company, as Servicer, American Express Receivables Financing Corporation II ("RFCII") and American Express Centurion Bank ("Centurion"), as Transferors, and The Bank of New York ("BONY"), as Trustee on behalf of the Certificateholders of the Trust, insofar as they relate to accounting matters. However, our audit is not directed primarily toward obtaining knowledge of such noncompliance. Also, it should be understood that we make no representations as to questions of legal interpretation.

This report is intended solely for the information and use of the Company, RFC II, Centurion, BONY, Moody's Investors Services and Standard & Poor's Corporation and is not intended to be and should not be used by anyone other than these specified parties. However, this report is a matter of public record, as a result of inclusion as an exhibit to the Annual Report to Shareholders on Form 10-K filed by RFCII on behalf of the Trust, and its distribution is not limited.


/s/ Ernst & Young LLP

March 15, 2000

REPORT OF INDEPENDENT ACCOUNTANTS



American Express Travel Related Services Company, Inc.
3 World Financial Center
200 Vesey Street
New York, New York 10285

American Express Centurion Bank
6985 Union Park Center, Suite 235
Midvale, UT 84047

American Express Receivables Financing Corporation II
3 World Financial Center
200 Vesey Street
New York, New York 10285

         and

The Bank of New York
101 Barclay Street, Floor 12E
New York, New York 10286


We have examined management's assertion that American Express Travel Related Services Company, Inc. ("TRS"), a wholly owned subsidiary of American Express Company ("American Express"), maintained internal control policies and procedures over the functions performed as Servicer of the American Express Credit Account Master Trust (the "Trust") that are effective, as of December 31, 1999, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Master Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and supplemented by the Series' 1996-1, 1997-1, 1998-1, 1999-1, 1999-2, 1999-3,
1999-4, 1999-5 and 1999-6 Supplements (together the "Agreement"), among TRS as Servicer, American Express Receivables Financing Corporation II ("RFCII") and American Express Centurion Bank ("Centurion") as Transferors, and The Bank of New York as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports. This assertion is included in the accompanying report of management titled, "Report of Management on Credit Account Master Trust Internal Control Policies and Procedures and Pooling and Servicing Agreement Compliance" (the "Report").

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included obtaining an understanding of the internal control policies and procedures over the functions performed by TRS as Servicer of the Trust, testing and evaluating the design and operating effectiveness of the policies and procedures, and such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

Because of inherent limitations in any internal control policy and procedure, errors or irregularities may occur and not be detected. Also, projections of any evaluation of the internal control policies and procedures over the functions performed by TRS as Servicer of the Trust to future periods are subject to the risk that the policies and procedures may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, management's assertion that TRS maintained internal control policies and procedures over the functions performed as Servicer of the Trust that are effective, as of December 31, 1999, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreement between TRS as Servicer, Centurion and RFCII as Transferors, and The Bank of New York as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports, is fairly stated, in all material respects, based upon the criteria specified in the Report.

This report is intended solely for the information and use of the Board of Directors and management of TRS as Servicer, RFCII and Centurion as Transferors, and The Bank of New York as Trustee on behalf of the Certificateholders of the Trust, and is not intended to be and should not be used by anyone other than these specified parties. However, this report is a matter of public record, as a result of inclusion as an exhibit to the Annual Report to Shareholders on Form 10-K filed by RFCII on behalf of the Trust, and its distribution is not limited.



/s/ Ernst & Young LLP

March 15, 2000

                     REPORT OF MANAGEMENT ON CREDIT ACCOUNT
                          MASTER TRUST INTERNAL CONTROL
                POLICIES AND PROCEDURES AND POOLING AND SERVICING
                              AGREEMENT COMPLIANCE

Internal Control Policies and Procedures
----------------------------------------

American Express Travel Related Services Company, Inc. ("TRS"), which is a wholly owned subsidiary of American Express Company, is responsible for establishing and maintaining effective internal control policies and procedures over the functions performed as Servicer of the American Express Credit Account Master Trust (the "Trust"). These policies and procedures are designed to provide reasonable assurance to TRS' management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in conformity with the Master Pooling and Servicing Agreement, dated as of May 16, 1996 as supplemented by the Series' 1996-1, 1997-1, 1998-1, 1999-1, 1999-2, 1999-3, 1999-4, 1999-5 and 1999-6
Supplements (together the "Agreement"), among TRS as Servicer, American Express Receivables Financing Corporation II ("RFCII") and American Express Centurion Bank ("Centurion") as Transferors, and The Bank of New York as Trustee on behalf of the Certificateholders of the Trust and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any internal control policy and procedure, including the possibility of human error and the circumvention or overriding of controls. Accordingly, even effective internal control policies and procedures can provide only reasonable assurance with respect to the achievement of any objectives of internal control. Further, because of changes in conditions, the effectiveness of the internal control policies and procedures may vary over time.

TRS has determined that the objectives of its internal control policies and procedures, with respect to servicing and reporting of transferred loans, are to provide reasonable, but not absolute assurance that:

o Funds collected are appropriately allocated to the Trust in accordance with the Agreements.

o The addition of Accounts to the Trust are authorized in accordance with the Agreements.

o The removal of Accounts from the Trust are authorized in accordance with the Agreements.

o Trust assets amortizing out of the Trust are calculated in accordance with the Agreements.

o Daily records as specified in the Agreements are maintained and are available for inspection by the Trustee upon request.

o Monthly Servicer's Certificates are prepared and contain the required information in accordance with the Agreements.

o Monthly Servicer's Certificates generated pursuant to the Agreements are materially correct and are derived from and reconcile to the computer reports which are the source of such amounts contained in the reports.

o On an annual basis, the Servicer will deliver to the Trustee an Annual Servicer's Certificate.

o The payments to the Trustee are made by the Servicer in accordance with the Agreements.

TRS has assessed its internal control policies and procedures over the functions performed as Servicer of the Trust in relation to these criteria. Based upon this assessment, TRS maintained that, as of December 31, 1999, its internal control policies and procedures over the functions performed as Servicer of the Trust are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and the transactions are executed in accordance with management's authorization in conformity with the Agreements between the TRS as Servicer, RFCII and Centurion as Transferors, and The Bank of New York as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
------------------------------------------

TRS is responsible for complying with the Agreement. TRS assessed its compliance, as of December 31, 1999 and for the compliance period then ended, with the relevant covenants and conditions identified in the Agreement. Based upon this assessment and the delivery of the independent accountant's letters pursuant to Section 3.06 (a) and (b) of the Agreement, TRS was in compliance, as of December 31, 1999 and for the compliance period then ended, with the relevant covenants and conditions identified in the Agreement. In addition, TRS did not identify any instances of noncompliance in performing the assessment.

March 15, 2000

                   American Express Travel Related Services Company, Inc. by:



                   /s/ Maureen B. Tart-Bezer
                   ---------------------------
                   Maureen B. Tart-Bezer
                   Senior Vice President & Chief Financial Officer, TRS



                   /s/ Bill Taylor
                   ---------------------------
                   Bill Taylor
                   Senior Vice President & Chief Financial Officer, CCSG Finance



                   /s/ Lawrence Fazzari
                   ---------------------------
                   Lawrence Fazzari
                   Vice President, CCSG Business Results

                                                                   EXHIBIT 99.3


                          SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------

                             ANNUAL STATEMENT

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

 SERIES 1996-1, 1997-1, 1998-1, 1999-1, 1999-2, 1999-3, 1999-4, 1999-5, 1999-6

         FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999

                 --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1, 1997-1, 1998-1, 1999-1, 1999-2, 1999-3, 1999-4, 1999-5 and 1999-6 Supplements (the
"Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1.   Capitalized  terms  used   in  this  Certificate   have   their  respective
meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Annual Statement is delivered pursuant to sections 5.02(d) of the Series Supplements and contains information with respect to the Trust aggregated for the period December 26, 1998 through December 24, 1999 (the end of the last monthly period of the Trust in 1999.)





     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 29th day of March, 2000.


                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By: /s/ Lawrence Fazzari
                                        --------------------------------
                                        Name:  Lawrence Fazzari
                                        Title: Vice President
                                               Business Results


ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999


A. Trust Activity                                          Trust Totals
-----------------                                          ------------
Balances at December 26, 1998
Principal Receivable Balance (Restated for Jan addition)  7,587,159,879
Special Funding Account Balance                                       0
Total Principal Balance                                   7,587,159,879

Aggregate Finance Charge Collections                      1,396,991,610
  (excluding Discount Option & Recoveries)
Discount Percentage                                               2.00%
Discount Option Receivables Collections                     181,018,700
Premium Option Receivables Collections                                0
Recoveries                                                   92,873,379
Total Collections of Finance Charge Receivables           1,670,883,688
Total Collections of Principal Receivables                8,869,916,288
Defaulted amount                                            529,574,660
New Principal Receivables                                10,465,176,249
Additions                                                 1,651,911,746
Balances at December 24, 1999
Principal Receivables Balance                            10,304,756,926
Required Minimum Principal Balance                        7,490,000,000
Transferor Amount                                         3,304,756,926
Special Funding Account Balance                                       0
Total Principal Balance                                  10,304,756,926

B. Series Allocations                                     Series 1996-1          Series 1997-1     Series 1998-1     Series 1999-1
---------------------                                     -------------          -------------     -------------     -------------

Group Number                                                          1                      1                 2                 1
Invested Amount                                           1,000,000,000          1,000,000,000     1,000,000,000     1,000,000,000
Adjusted Invested Amount                                  1,000,000,000          1,000,000,000     1,000,000,000     1,000,000,000
Principal Funding Account Balance                                     0                      0                 0                 0
Series Required Transferor Amount                            70,000,000             70,000,000        70,000,000        70,000,000
Series Allocation Percentage at 12/24/99                         14.29%                 14.29%            14.29%            14.29%
Series Alloc. Finance Charge Collections                    342,780,803            342,780,803       342,780,803       212,436,314
Series Allocable Recoveries                                  19,086,918             19,086,918        19,086,918        12,089,744
Series Alloc. Principal Collections                       1,804,337,559          1,804,337,559     1,804,337,559     1,135,241,658
Series Allocable Defaulted Amount                           110,031,315            110,031,315       110,031,315        66,753,969

B. Series Allocations                                     Series 1999-2          Series 1999-3     Series 1999-4     Series 1999-5
---------------------                                     -------------          -------------     -------------     -------------

Group Number                                                          1                      2                 2                 2
Invested Amount                                             500,000,000          1,000,000,000       500,000,000       500,000,000
Adjusted Invested Amount                                    500,000,000          1,000,000,000       500,000,000       500,000,000
Principal Funding Account Balance                                     0                      0                 0                 0
Series Required Transferor Amount                            35,000,000             70,000,000        35,000,000        35,000,000
Series Allocation Percentage at 12/24/99                          7.14%                 14.29%             7.14%             7.14%
Series Alloc. Finance Charge Collections                     90,601,992            181,203,985        56,000,193        56,000,193
Series Allocable Recoveries                                   5,172,960             10,345,919         2,842,765         2,842,765
Series Alloc. Principal Collections                         486,857,455            973,714,911       304,605,267       304,605,267
Series Allocable Defaulted Amount                            28,101,886             56,203,772        17,134,738        17,134,738

B. Series Allocations                                     Series 1999-6                                                Trust Total
----------------------                                    -------------                                                -----------

Group Number                                                          2
Invested Amount                                             500,000,000                                              7,000,000,000
Adjusted Invested Amount                                    500,000,000                                              7,000,000,000
Principal Funding Account Balance                                     0                                                          0
Series Required Transferor Amount                            35,000,000                                                490,000,000
Series Allocation Percentage at 12/24/99                          7.14%                                                       100%
Series Alloc. Finance Charge Collections                     46,298,602                                              1,670,883,688
Series Allocable Recoveries                                   2,318,474                                                 92,873,379
Series Alloc. Principal Collections                         251,879,055                                              8,869,916,288
Series Allocable Defaulted Amount                            14,151,611                                                529,574,660



ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999

C. Group Allocations
--------------------


1. Group 1 Allocations                         Series 1996-1     Series 1997-1     Series 1999-1     Series 1999-2    Group 1 Total
----------------------                         -------------     -------------     -------------     -------------    -------------

Investor Finance Charge Collections              202,791,201       202,791,201       150,856,121        66,903,433      623,341,956

Investor Monthly Interest                         67,318,213        63,599,046        41,897,056        19,733,883      192,548,198
Investor Default Amount                           64,513,238        64,513,238        47,271,098        20,755,953      197,053,528
Investor Monthly Fees                             20,000,000        20,000,000        15,000,000         6,666,667       61,666,667
Investor Additional Amounts                                0                 0                 0                 0                0
Total                                            151,831,451       148,112,284       104,168,154        47,156,503      451,268,392

Reallocated Investor Finance Charge Collections           NA                NA                NA                NA               NA
Available Excess                                  50,959,750        54,678,917        46,687,966        19,746,931      172,073,564

2. Group 2 Allocations                         Series 1998-1     Series 1999-3     Series 1999-4     Series 1999-5    Series 1999-6
----------------------                         -------------     -------------     -------------     -------------    -------------

Investor Finance Charge Collections              202,791,201       133,806,867        41,420,318        41,420,318       33,139,979

Investor Monthly Interest                         55,166,723        38,093,314        12,530,651        12,684,758       10,287,033
Investor Default Amount                           64,513,238        41,511,906        12,678,691        12,678,691       10,132,583
Investor Monthly Fees                             20,000,000        13,333,333         4,166,667         4,166,667        3,333,333
Investor Additional Amounts                                0                 0                 0                 0                0
Total                                            139,679,961        92,938,553        29,376,009        29,530,116       23,752,949

Reallocated Investor Finance Charge Collections           NA                NA                NA                NA               NA
Available Excess                                  63,111,240        40,868,313        12,044,309        11,890,202        9,387,031

2. Group 2 Allocations                                                                                                Group 2 Total
----------------------                                                                                                -------------

Investor Finance Charge Collections                                                                                     452,578,684

Investor Monthly Interest                                                                                               128,762,479
Investor Default Amount                                                                                                 141,515,110
Investor Monthly Fees                                                                                                    45,000,000
Investor Additional Amounts                                                                                                       0
Total                                                                                                                   315,277,588

Reallocated Investor Finance Charge Collections                                                                                  NA
Available Excess                                                                                                        137,301,096




ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999

II. Series 1996-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                   Series             Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations              Interest                  Interest
----------------------------------              -----------           ---------------            -----------

Invested /Transferor Amount at 12/26/98       2,529,053,293             1,000,000,000          1,529,053,293
Adjusted Invested Amount at 12/26/98                    N/A             1,000,000,000                    N/A
Collections of Finance Chg. Receivables         342,780,803               202,791,201            139,989,602
Collections of Principal Receivables          1,804,337,559             1,073,700,740            730,636,819
Defaulted Amount                                110,031,315                64,513,238             45,518,077

Invested / Transferor Amounts at 12/24/99     1,472,108,132             1,000,000,000            472,108,132


----------------------------------------------------------------------------------------------------------------------------------


                                                                                                  Collateral
B. Monthly Period Funding Requirements              Class A                   Class B              Interest              Total
--------------------------------------              -------                   -------             ----------             -----

Monthly Interest Due                             58,820,000                 4,170,000              4,328,213        67,318,213
Investor Default Amount                          55,803,951                 3,870,794              4,838,493        64,513,238
Investor Monthly Fees Due                        17,300,000                 1,200,000              1,500,000        20,000,000
Investor Additional Amounts Due                           0                         0                      0                 0
Total Due                                       131,923,951                 9,240,794             10,666,705       151,831,451

Reallocated Investor Finance Charge Collections                                                                             NA


----------------------------------------------------------------------------------------------------------------------------------


                                                                                                  Collateral
C. Certificates - Balances and Distributions        Class A                   Class B              Interest              Total
--------------------------------------------        -------                   -------             ----------             -----

Certificates Balance at 12/26/98                865,000,000                60,000,000             75,000,000     1,000,000,000
Interest Distributions                           58,820,000                 4,170,000              4,328,213        67,318,213
Principal Deposits - Prin. Funding Account                0                         0                      0                 0
Principal Distributions                                   0                         0                      0                 0
Total Distributions                              58,820,000                 4,170,000              4,328,213        67,318,213
Certificates Balance at 12/24/99                865,000,000                60,000,000             75,000,000     1,000,000,000





D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            68.00

      2.   Amount in respect of Class A Monthly Interest    $            68.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            69.50

      2.   Amount in respect of Class B Monthly Interest    $            69.50

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.   Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 24,
1999.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     4,328,212.52

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     4,328,212.52

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 24, 1999.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1996-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L.   Amount of Series Enhancement drawn upon and allocated to
Series 1996-1:                                              $             0.00



ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999

III. Series 1997-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                        Series             Total  Investor         Transferors
A. Investor/Transferor Allocations                    Allocations             Interest               Interest
----------------------------------                    -----------          ---------------         -----------

Invested /Transferor Amount at 12/26/98             2,529,053,293            1,000,000,000       1,529,053,293
Adjusted Invested Amount at 12/26/98                          N/A            1,000,000,000                 N/A
Collections of Finance Chg. Receivables               342,780,803              202,791,201         139,989,602
Collections of Principal Receivables                1,804,337,559            1,073,700,740         730,636,819
Defaulted Amount                                      110,031,315               64,513,238          45,518,077

Invested / Transferor Amounts at 12/24/99           1,472,108,132            1,000,000,000         472,108,132


----------------------------------------------------------------------------------------------------------------------------------


                                                                                                    Collateral
B. Monthly Period Funding Requirements                    Class A                  Class B           Interest             Total
--------------------------------------                   -------                  -------           ----------            -----

Monthly Interest Due                                   55,360,000                3,930,000           4,309,046       63,599,046
Investor Default Amount                                55,803,951                3,870,794           4,838,493       64,513,238
Investor Monthly Fees Due                              17,300,000                1,200,000           1,500,000       20,000,000
Investor Additional Amounts Due                                 0                        0                   0                0
Total Due                                             128,463,951                9,000,794          10,647,539      148,112,284

Reallocated Investor Finance Charge Collections                                                                              NA


----------------------------------------------------------------------------------------------------------------------------------


                                                                                                    Collateral
C. Certificates - Balances and Distributions              Class A                  Class B           Interest             Total
--------------------------------------------              -------                  -------          ----------            -----

Certificates Balance at 12/26/98                      865,000,000               60,000,000          75,000,000    1,000,000,000
Interest Distributions                                 55,360,000                3,930,000           4,309,046       63,599,046
Principal Deposits - Prin. Funding Account                      0                        0                   0                0
Principal Distributions                                         0                        0                   0                0
Total Distributions                                    55,360,000                3,930,000           4,309,046       63,599,046
Certificates Balance at 12/24/99                      865,000,000               60,000,000          75,000,000    1,000,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            64.00

      2.   Amount in respect of Class A Monthly Interest    $            64.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            65.50

      2.   Amount in respect of Class B Monthly Interest    $            65.50

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 24,
1999.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     4,309,045.86

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     4,309,045.86

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 24, 1999.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1997-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L.   Amount of Series Enhancement drawn upon and allocated to
Series 1997-1:                                              $             0.00


ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999

IV. Series 1998-1 Certificates
---------------------------------------------------------------------------------------------------------------------------------
                                                          Series            Total  Investor          Transferors
A. Investor/Transferor Allocations                      Allocations             Interest              Interest
----------------------------------                      -----------         ---------------          -----------

Invested /Transferor Amount at 12/26/98               2,529,053,293           1,000,000,000        1,529,053,293
Adjusted Invested Amount at 12/26/98                            N/A           1,000,000,000                  N/A
Collections of Finance Chg. Receivables                 342,780,803             202,791,201          139,989,602
Collections of Principal Receivables                  1,804,337,559           1,073,700,740          730,636,819
Defaulted Amount                                        110,031,315              64,513,238           45,518,077

Invested / Transferor Amounts at 12/24/99             1,472,108,132           1,000,000,000          472,108,132


----------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Collateral
B. Monthly Period Funding Requirements                      Class A                 Class B            Interest               Total
--------------------------------------                      -------                 -------           ----------              -----

Monthly Interest Due                                     44,996,004               4,494,093            5,676,625         55,166,723
Investor Default Amount                                  53,223,422               5,161,059            6,128,758         64,513,238
Investor Monthly Fees Due                                16,500,000               1,600,000            1,900,000         20,000,000
Investor Additional Amounts Due                                   0                       0                    0                  0
Total Due                                               114,719,426              11,255,152           13,705,382        139,679,961

Reallocated Investor Finance Charge Collections                                                                                  NA


----------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Collateral
C. Certificates - Balances and Distributions                Class A                 Class B            Interest               Total
--------------------------------------------                -------                 -------           ----------              -----

Certificates Balance at 12/26/98                        825,000,000              80,000,000           95,000,000      1,000,000,000
Interest Distributions                                   44,996,004               4,494,093            5,676,625         55,166,723
Principal Deposits - Prin. Funding Account                        0                       0                    0                  0
Principal Distributions                                           0                       0                    0                  0
Total Distributions                                      44,996,004               4,494,093            5,676,625         55,166,723
Certificates Balance at 12/24/99                        825,000,000              80,000,000           95,000,000      1,000,000,000


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            54.54

      2.   Amount in respect of Class A Monthly Interest    $            54.54

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            56.18

      2.   Amount in respect of Class B Monthly Interest    $            56.18

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 24,
1999.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     5,676,624.75

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     5,676,624.75

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 24, 1999.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1998-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L.   Amount of Series Enhancement drawn upon and allocated to
Series 1998-1:                                              $             0.00


ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999

IV. Series 1999-1 Certificates
---------------------------------------------------------------------------------------------------------------------------------
                                                           Series           Total  Investor          Transferors
A. Investor/Transferor Allocations                      Allocations            Interest               Interest
----------------------------------                      -----------         ---------------          -----------

Invested /Transferor Amount at 12/26/98                           0                       0                    0
Adjusted Invested Amount at 12/26/98                            N/A                       0                  N/A
Collections of Finance Chg. Receivables                 212,436,314             150,856,121           61,580,193
Collections of Principal Receivables                  1,135,241,658             807,117,758          328,123,899
Defaulted Amount                                         66,753,969              47,271,098           19,482,871

Invested / Transferor Amounts at 12/24/99             1,472,108,132           1,000,000,000          472,108,132


----------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Collateral
B. Monthly Period Funding Requirements                      Class A                 Class B            Interest               Total
--------------------------------------                      -------                 -------           ----------              -----

Monthly Interest Due                                     35,791,778               2,593,500            3,511,779         41,897,056
Investor Default Amount                                  40,889,500               2,836,266            3,545,332         47,271,098
Investor Monthly Fees Due                                12,975,000                 900,000            1,125,000         15,000,000
Investor Additional Amounts Due                                   0                       0                    0                  0
Total Due                                                89,656,278               6,329,766            8,182,111        104,168,154

Reallocated Investor Finance Charge Collections                                                                                  NA


----------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Collateral
C. Certificates - Balances and Distributions                Class A                 Class B            Interest               Total
--------------------------------------------                -------                 -------           ----------              -----

Certificates Balance at Issuance                        865,000,000              60,000,000           75,000,000      1,000,000,000
Interest Distributions                                   35,791,778               2,593,500            3,511,779         41,897,056
Principal Deposits - Prin. Funding Account                        0                       0                    0                  0
Principal Distributions                                           0                       0                    0                  0
Total Distributions                                      35,791,778               2,593,500            3,511,779         41,897,056
Certificates Balance at 12/24/99                        865,000,000              60,000,000           75,000,000      1,000,000,000


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            41.38

      2.   Amount in respect of Class A Monthly Interest    $            41.38

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            43.23

      2.   Amount in respect of Class B Monthly Interest    $            43.23

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 24,
1999.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     3,511,778.65

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     3,511,778.65

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 24, 1999.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-1:                                              $             0.00



ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999

IV. Series 1999-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                          Series             Total Investor           Transferors
A. Investor/Transferor Allocations                      Allocations             Interest                Interest
----------------------------------                      -----------          -------------            -----------

Invested /Transferor Amount at 12/26/98                           0                       0                     0
Adjusted Invested Amount at 12/26/98                            N/A                       0                   N/A
Collections of Finance Chg. Receivables                  90,601,992              66,903,433            23,698,559
Collections of Principal Receivables                    486,857,455             359,471,380           127,386,075
Defaulted Amount                                         28,101,886              20,755,953             7,345,933

Invested / Transferor Amounts at 12/24/99               736,054,066             500,000,000           236,054,066


----------------------------------------------------------------------------------------------------------------------------------


                                                                                                       Collateral
B. Monthly Period Funding Requirements                      Class A                 Class B             Interest              Total
--------------------------------------                      -------                 -------            ----------             -----

Monthly Interest Due                                     16,941,385               1,204,750             1,587,747        19,733,883
Investor Default Amount                                  17,953,899               1,245,357             1,556,696        20,755,953
Investor Monthly Fees Due                                 5,766,667                 400,000               500,000         6,666,667
Investor Additional Amounts Due                                   0                       0                     0                 0
Total Due                                                40,661,951               2,850,107             3,644,444        47,156,503

Reallocated Investor Finance Charge Collections                                                                                  NA


----------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Collateral
C. Certificates - Balances and Distributions                Class A                 Class B            Interest               Total
--------------------------------------------                -------                 -------           ----------              -----

Certificates Balance at Issuance                        432,500,000              30,000,000            37,500,000       500,000,000
Interest Distributions                                   16,941,385               1,204,750             1,587,747        19,733,883
Principal Deposits - Prin. Funding Account                        0                       0                     0                 0
Principal Distributions                                           0                       0                     0                 0
Total Distributions                                      16,941,385               1,204,750             1,587,747        19,733,883
Certificates Balance at 12/24/99                        432,500,000              30,000,000            37,500,000       500,000,000


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            39.17

      2.   Amount in respect of Class A Monthly Interest    $            39.17

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            40.16

      2.   Amount in respect of Class B Monthly Interest    $            40.16

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 24,
1999.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,587,747.40

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,587,747.40

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 24, 1999.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-2:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-2:                                              $             0.00



ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999

IV. Series 1999-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                       Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                  Allocations          Interest             Interest
----------------------------------                  -----------       ---------------       -----------

Invested /Transferor Amount at 12/26/98                       0                     0                 0
Adjusted Invested Amount at 12/26/98                        N/A                     0               N/A
Collections of Finance Chg. Receivables             181,203,985           133,806,867        47,397,118
Collections of Principal Receivables                973,714,911           718,942,761       254,772,150
Defaulted Amount                                     56,203,772            41,511,906        14,691,866

Invested / Transferor Amounts at 12/24/99         1,472,108,132         1,000,000,000       472,108,132

----------------------------------------------------------------------------------------------------------------------------------


                                                                                             Collateral
B. Monthly Period Funding Requirements                  Class A               Class B         Interest               Total
--------------------------------------                  -------               -------        ----------              -----

Monthly Interest Due                                 30,960,359             3,110,661         4,022,293         38,093,314
Investor Default Amount                              34,247,323             3,320,952         3,943,631         41,511,906
Investor Monthly Fees Due                            11,000,000             1,066,667         1,266,667         13,333,333
Investor Additional Amounts Due                               0                     0                 0                  0
Total Due                                            76,207,682             7,498,280         9,232,591         92,938,553

Reallocated Investor Finance Charge Collections                                                                         NA


----------------------------------------------------------------------------------------------------------------------------------


                                                                                             Collateral
C. Certificates - Balances and Distributions            Class A               Class B         Interest               Total
--------------------------------------------            -------               -------        ----------              -----

Certificates Balance at Issuance                    825,000,000            80,000,000        95,000,000      1,000,000,000
Interest Distributions                               30,960,359             3,110,661         4,022,293         38,093,314
Principal Deposits - Prin. Funding Account                    0                     0                 0                  0
Principal Distributions                                       0                     0                 0                  0
Total Distributions                                  30,960,359             3,110,661         4,022,293         38,093,314
Certificates Balance at 12/24/99                    825,000,000            80,000,000        95,000,000      1,000,000,000


 D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            37.53

      2.   Amount in respect of Class A Monthly Interest    $            37.53

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            38.88

      2.   Amount in respect of Class B Monthly Interest    $            38.88

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 24,
1999.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     4,022,293.40

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     4,022,293.40

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 24, 1999.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-3:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-3:                                              $             0.00


ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999

IV. Series 1999-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total  Investor       Transferors
A. Investor/Transferor Allocations                  Allocations           Interest           Interest
----------------------------------                  -----------       ---------------       -----------

Invested /Transferor Amount at 12/26/98                       0                     0                 0
Adjusted Invested Amount at 12/26/98                        N/A                     0               N/A
Collections of Finance Chg. Receivables              56,000,193            41,420,318        14,579,874
Collections of Principal Receivables                304,605,267           225,269,574        79,335,693
Defaulted Amount                                     17,134,738            12,678,691         4,456,047

Invested / Transferor Amounts at 12/24/99           736,054,066           500,000,000       236,054,066


----------------------------------------------------------------------------------------------------------------------------------


                                                                                             Collateral
B. Monthly Period Funding Requirements                  Class A               Class B         Interest               Total
--------------------------------------                  -------               ------         ----------              -----

Monthly Interest Due                                 10,196,885             1,031,567         1,302,199         12,530,651
Investor Default Amount                              10,459,920             1,014,295         1,204,476         12,678,691
Investor Monthly Fees Due                             3,437,500               333,333           395,833          4,166,667
Investor Additional Amounts Due                               0                     0                 0                  0
Total Due                                            24,094,306             2,379,195         2,902,508         29,376,009

Reallocated Investor Finance Charge Collections                                                                         NA


----------------------------------------------------------------------------------------------------------------------------------


                                                                                             Collateral
C. Certificates - Balances and Distributions            Class A               Class B         Interest               Total
--------------------------------------------            -------               -------        ----------              -----

Certificates Balance at Issuance                    412,500,000            40,000,000        47,500,000        500,000,000
Interest Distributions                               10,196,885             1,031,567         1,302,199         12,530,651
Principal Deposits - Prin. Funding Account                    0                     0                 0                  0
Principal Distributions                                       0                     0                 0                  0
Total Distributions                                  10,196,885             1,031,567         1,302,199         12,530,651
Certificates Balance at 12/24/99                    412,500,000            40,000,000        47,500,000        500,000,000


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            24.72

      2.   Amount in respect of Class A Monthly Interest    $            24.72

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            25.79

      2.   Amount in respect of Class B Monthly Interest    $            25.79

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 24,
1999.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,302,199.31

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,302,199.31

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 24, 1999.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-4:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-4:                                              $             0.00


ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999

IV. Series 1999-5 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total  Investor       Transferors
A. Investor/Transferor Allocations                  Allocations          Interest             Interest
----------------------------------                  -----------       ---------------       -----------

Invested /Transferor Amount at 12/26/98                       0                     0                 0
Adjusted Invested Amount at 12/26/98                        N/A                     0               N/A
Collections of Finance Chg. Receivables              56,000,193            41,420,318        14,579,874
Collections of Principal Receivables                304,605,267           225,269,574        79,335,693
Defaulted Amount                                     17,134,738            12,678,691         4,456,047

Invested / Transferor Amounts at 12/24/99           736,054,066           500,000,000       236,054,066


----------------------------------------------------------------------------------------------------------------------------------


                                                                                             Collateral
B. Monthly Period Funding Requirements                  Class A               Class B         Interest               Total
--------------------------------------                  -------               -------        ----------              -----

Monthly Interest Due                                 10,320,406             1,041,833         1,322,519         12,684,758
Investor Default Amount                              10,459,920             1,014,295         1,204,476         12,678,691
Investor Monthly Fees Due                             3,437,500               333,333           395,833          4,166,667
Investor Additional Amounts Due                               0                     0                 0                  0
Total Due                                            24,217,827             2,389,462         2,922,828         29,530,116

Reallocated Investor Finance Charge Collections                                                                         NA


----------------------------------------------------------------------------------------------------------------------------------


                                                                                             Collateral
C. Certificates - Balances and Distributions            Class A               Class B         Interest               Total
--------------------------------------------            -------               -------        ----------              -----

Certificates Balance at Issuance                    412,500,000            40,000,000        47,500,000        500,000,000
Interest Distributions                               10,320,406             1,041,833         1,322,519         12,684,758
Principal Deposits - Prin. Funding Account                    0                     0                 0                  0
Principal Distributions                                       0                     0                 0                  0
Total Distributions                                  10,320,406             1,041,833         1,322,519         12,684,758
Certificates Balance at 12/24/99                    412,500,000            40,000,000        47,500,000        500,000,000


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            25.02

      2.   Amount in respect of Class A Monthly Interest    $            25.02

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            26.05

      2.   Amount in respect of Class B Monthly Interest    $            26.05

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount as of December 24,
1999.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,322,518.75

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,322,518.75

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 24, 1999.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-5:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-5:                                              $             0.00


ACTIVITY AGGREGATE FOR THE PERIOD DECEMBER 26, 1998 THROUGH DECEMBER 24, 1999

IV. Series 1999-6 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                       Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                  Allocations           Interest           Interest
----------------------------------                  -----------       --------------        -----------

Invested /Transferor Amount at 12/26/98                       0                     0                 0
Adjusted Invested Amount at 12/26/98                        N/A                     0               N/A
Collections of Finance Chg. Receivables              46,298,602            33,139,979        13,158,623
Collections of Principal Receivables                251,879,055           180,267,580        71,611,475
Defaulted Amount                                     14,151,611            10,132,583         4,019,028

Invested / Transferor Amounts at 12/24/99           736,054,066           500,000,000       236,054,066


----------------------------------------------------------------------------------------------------------------------------------


                                                                                             Collateral
B. Monthly Period Funding Requirements                  Class A               Class B         Interest               Total
--------------------------------------                  -------               -------        ----------              -----

Monthly Interest Due                                  8,366,173               842,954         1,077,905         10,287,033
Investor Default Amount                               8,359,381               810,607           962,595         10,132,583
Investor Monthly Fees Due                             2,750,000               266,667           316,667          3,333,333
Investor Additional Amounts Due                               0                     0                 0                  0
Total Due                                            19,475,554             1,920,227         2,357,167         23,752,949

Reallocated Investor Finance Charge Collections                                                                         NA


----------------------------------------------------------------------------------------------------------------------------------


                                                                                             Collateral
C. Certificates - Balances and Distributions            Class A               Class B         Interest               Total
--------------------------------------------            -------               -------        ----------              -----

Certificates Balance at Issuance                    412,500,000            40,000,000        47,500,000        500,000,000
Interest Distributions                                8,366,173               842,954         1,077,905         10,287,033
Principal Deposits - Prin. Funding Account                    0                     0                 0                  0
Principal Distributions                                       0                     0                 0                  0
Total Distributions                                   8,366,173               842,954         1,077,905         10,287,033
Certificates Balance at 12/24/99                    412,500,000            40,000,000        47,500,000        500,000,000


D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            20.28

      2.   Amount in respect of Class A Monthly Interest    $            20.28

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            21.07

      2.   Amount in respect of Class B Monthly Interest    $            21.07

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G.    Reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e)of the definition of Class B Invested Amount as of December 24,
1999.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,077,905.30

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,077,905.30

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 24, 1999.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-6:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00


L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-6:                                              $             0.00